UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2013

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough Drive, Suite 100 Houston, Texas		77067
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of stockholders of Noble Energy, Inc. (the “Company”) held on April 23, 2013, the Company's stockholders approved an amendment and restatement of the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (the “1992 Plan”) to increase the number of shares of the Company's common stock authorized for issuance under the plan from 31,000,000 to 35,800,000.
A summary of the material terms of the 1992 Plan, as amended and restated effective April 23, 2013, is set forth on pages 27 through 31 of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission ("SEC") on March 28, 2013 and is incorporated herein by reference. That summary and the foregoing description of the 1992 Plan are qualified in their entirety by reference to the full text of the 1992 Plan, which was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed with the SEC on April 25, 2013, and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date: April 26, 2013	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary